UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

260 Franklin Street, Suite 1900, Boston, MA 02110	(617) 340-3814
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-I2 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.I4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry Into a Material Definition Agreement.

On April 29, 2016, Plymouth Industrial OP, LP (the “Borrower”), the operating partnership of Plymouth Industrial REIT, Inc. (the “Company”), entered into an amendment to the Forbearance Agreement (the “Forbearance Agreement”), dated February 29, 2016, by and among the Borrower, the Company, the subsidiaries of the Borrower (the “Property Guarantors”) and the lender (the “Lender”) under the Loan Agreement, dated October 28, 2014, by and among the Borrower, the Company, the Property Guarantors and the Lender’s predecessor in interest (the “Loan Agreement”), the purpose of which is to extend the expiration date of the Forbearance Period under the Forbearance Agreement from April 30, 2016 to May 30, 2016 (the “Amendment”).

The foregoing description of the Amendment to the Forbearance Agreement does not purport to be complete and is subject to, and qualified, in its entirety by, the full text of the Amendment to the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Amendment to Forbearance Agreement, dated as of April 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016

PLYMOUTH INDUSTRIAL REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell

Chief Executive Officer